Exhibit 99.1

B&R TECHNOLOGY MERGER CORP.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

B&R Technology Merger Corp.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of B&R Technology Merger Corp. (the “Company”) as of July 22, 2026, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of July 22, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ CBIZ CPAS P.C.

CBIZ CPAs P.C.

We have served as the Company’s auditor since 2026.

Saddle Brook, NJ

July 30, 2026

B&R TECHNOLOGY MERGER CORP.

BALANCE SHEET

JULY 22, 2026

Assets
Current assets
Cash	$1,042,771
Prepaid expenses	170,034

Total current assets	1,212,805
Cash – restricted	25,015
Prepaid insurance, non-current	129,876
Cash held in Trust Account	325,000,000

Total Assets	$326,367,696

Liabilities, Class A Ordinary Shares Subject to Possible Redemption, and Shareholders’ Deficit
Liabilities
Current liabilities
Accrued expenses	$2,000
Accrued offering costs	75,000
Promissory note – related party	1,798
Over-allotment option liability	295,100

Total current liabilities	373,898
Deferred underwriting fee	13,000,000

Total Liabilities	13,373,898

Commitments and Contingencies (Note 6)
Class A ordinary shares subject to possible redemption, $0.0001 par value; 32,500,000 shares at redemption value of $10.00 per share	325,000,000
Shareholders’ Deficit
Preference shares, $0.0001 par value; 5,000,000 shares authorized; none issued or outstanding	—
Class A ordinary shares, $0.0001 par value; 500,000,000 shares authorized; 687,500 shares issued and outstanding (excluding 32,500,000 shares subject to possible redemption)	69
Class B ordinary shares, $0.0001 par value; 50,000,000 shares authorized; 12,458,333 shares issued and outstanding(1)(2)	1,246
Additional paid-in capital	—
Accumulated deficit	(12,007,517)

Total Shareholders’ Deficit	(12,006,202)

Total Liabilities, Class A Ordinary Shares Subject to Possible Redemption, and Shareholders’ Deficit	$326,367,696

(1)	Includes 1,625,000 Class B ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriter (see Note 7).
(2)	Class B ordinary shares have been retrospectively adjusted to reflect the 1-for-1.08333330435 share split effected in connection with the share recapitalization (see Note 7).

The accompanying notes are an integral part of the financial statement.

B&R TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

JULY 22, 2026

Note 1 - Organization and Business Operations

B&R Technology Merger Corp. (the “Company”) was incorporated as a Cayman Islands exempted company on November 25, 2025. The Company was incorporated for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses that the Company has not yet identified (the “Initial Business Combination”). The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, or the “Securities Act”, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

As of July 22, 2026, the Company had not yet commenced operations. All activity for the period from November 25, 2025 (inception) through July 22, 2026 relates to the Company’s formation and the initial public offering (the “Initial Public Offering”), which is described below. The Company will not generate any operating revenues until after the completion of its Initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest and/or dividend income from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.

The Company’s sponsor is B&R Technology Sponsor LLC (Cayman) (the “Sponsor”). The registration statement for the Company’s Initial Public Offering was declared effective on July 20, 2026. On July 22, 2026, the Company consummated the Initial Public Offering of 32,500,000 units (the “Units”) at $10.00 per Unit, generating gross proceeds of $325,000,000. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Public Shares”), and one-third of one redeemable warrant (the “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment. The Company has granted the underwriter of Initial Public Offering a 45-day option to purchase up to an additional 4,875,000 Units at the Initial Public Offering price to cover over-allotments, if any.

Simultaneously with the closing of the Initial Public Offering on July 22, 2026, the Sponsor purchased in a private placement an aggregate of 687,500 private placement units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating gross proceeds of $6,875,000. Each Private Placement Unit consists of one Class A ordinary share and one-third of one warrant (the “Private Placement Warrant”). Each whole Private Placement Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment.

Transaction costs amounted to $18,504,549, consisting of $4,875,000 of cash underwriting fees, $13,000,000 of deferred underwriting fees, and $629,549 of other offering costs.

Following the closing of the Initial Public Offering on July 22, 2026, an amount of $325,000,000 ($10.00 per Unit) from a portion of the net proceeds of the sale of the Units and a portion of the net proceeds from the sale of the Private Placement Units was held in the trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and which will initially be invested only in U.S. government treasury obligations with a maturity of one hundred eighty-five (185) days or less or in money market funds that meet certain conditions under Rule 2a-7 under the Investment Company Act of 1940 and that invest only in direct U.S. government obligations and, may at any time be held as cash or cash items, including in demand deposit accounts at a bank. Funds will remain in the Trust Account until the earlier of (i) the consummation of the Initial Business Combination or (ii) the distribution of the Trust Account proceeds as described below. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

B&R TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

JULY 22, 2026

Note 1 - Organization and Business Operations (cont.)

The Company’s amended and restated memorandum and articles of association provides that, other than the permitted withdrawals (as defined below), if any, none of the funds held in the Trust Account will be released until the earlier of (i) the completion of the Initial Business Combination; (ii) the redemption of any Public Shares, that have been properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) in a manner that would affect the substance or timing of its obligation to redeem 100% of the Public Shares if it does not complete an Initial Business Combination within 24 months from the closing of the Initial Public Offering (or 27 months from the closing of the Initial Public Offering if the Company has executed a letter of intent, agreement in principle or definitive agreement for an Initial Business Combination within 24 months from the closing of the Initial Public Offering) (the “Combination Period”) or (B) with respect to any other provision relating to the rights of holders of the Public Shares or pre-Initial Business Combination activity; and (iii) the redemption of 100% of the Public Shares if the Company is unable to complete an Initial Business Combination within the Combination Period. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public shareholders.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering, although substantially all of the net proceeds of the Initial Public Offering are intended to be generally applied toward consummating an Initial Business Combination. The Initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on income earned on the Trust Account) at the time of the agreement to enter into the Initial Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect an Initial Business Combination.

The Company, after signing a definitive agreement for an Initial Business Combination, will either (i) seek shareholder approval of the Initial Business Combination at a meeting called for such purpose in connection with which shareholders may seek to redeem their shares, regardless of whether they vote for or against the Initial Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest earned on the funds held in the Trust Account (net of amounts to pay taxes (“permitted withdrawals”)), (ii) provide shareholders with the opportunity to sell their Public Shares to the Company by means of a tender offer (and thereby avoid the need for a shareholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest less permitted withdrawals. The decision as to whether the Company will seek shareholder approval of the Initial Business Combination or will allow shareholders to sell their Public Shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek shareholder approval, unless a vote is required by law or under Nasdaq rules.

B&R TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

JULY 22, 2026

Note 1 - Organization and Business Operations (cont.)

Pursuant to the Company’s memorandum and articles of association, if the Company is unable to complete the Initial Business Combination within the Combination Period, the Company will as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned (which interest shall be net of permitted withdrawals and up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the holders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Sponsor, officers and directors will not be entitled to rights to liquidating distributions from the Trust Account with respect to any Founder Shares (as defined in Note 5) held by them if the Company fails to complete the Initial Business Combination within the Combination Period. However, if the Sponsor and management team acquires Public Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete the Initial Business Combination within the Combination Period.

In the event of a liquidation, dissolution or winding up of the Company after an Initial Business Combination, the Company’s shareholder is entitled to share ratably in all assets remaining available for distribution after payment of liabilities and after provision is made for each class of shares, if any, having preference over the ordinary shares. The Company’s shareholder has no preemptive or other subscription rights. There are no sinking fund provisions applicable to the ordinary shares, except that the Company will provide its shareholder with the opportunity to redeem its Public Shares for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, upon the completion of the Initial Business Combination, subject to the limitations described herein.

Note 2 - Significant Accounting Policies

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Liquidity and Capital Resources

The Company’s liquidity needs up to July 22, 2026 had been satisfied through the loan under an unsecured promissory note from the Sponsor of up to $300,000 (see Note 5). As of July 22, 2026, the Company had $1,042,771 in operating cash, $25,015 in restricted cash, and working capital of $838,907.

In order to finance transaction costs in connection with its Initial Business Combination, the Sponsor or an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes its Initial Business Combination, the Company would repay the Working Capital Loans. In the event that the Initial Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. If the Sponsor makes any Working Capital Loans, up to $1,500,000 of such loans may be convertible into units of the post business combination entity at a price of $10.00 per unit at the option of the lender. The units and their underlying securities would be identical to the Private Placement Units. As of July 22, 2026, the Company had no borrowings under the Working Capital Loans.

B&R TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

JULY 22, 2026

Note 2-Significant Accounting Policies (cont.)

In connection with the Company’s assessment of going concern considerations in accordance with FASB ASC Topic 205-40, “Presentation of Financial Statements—Going Concern,” the Company has completed its Initial Public Offering on July 22, 2026, at which time the capital in excess of the funds deposited in Trust Account and/or used to fund offering costs and other expenses was released to the Company for general capital purposes. The Company does not believe it will need to raise additional funds in order to meet the expenditures required for operating its business. However, if the estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating an Initial Business Combination are less than the actual amount necessary to do so, the Company may have insufficient funds available to operate its business prior to the Initial Business Combination. The Company has the Combination Period to complete the Initial Business Combination. Management has determined that the Company has sufficient funds to finance the working capital needs of the Company within one year from the date of issuance of the accompanying financial statement.

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act, and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had cash of $1,042,771 and no cash equivalent as of July 22, 2026.

Cash -Restricted

Cash that is encumbered or otherwise restricted as to its use is included in cash—restricted. Cash—restricted as of July 22, 2026 represents cash that was being held as security deposit for opening the Company’s credit card and not accessible until the earlier of liquidation or completion of the Initial Business Combination of the Company. The Company had cash—restricted of $25,015 as of July 22, 2026.

Cash Held in Trust Account

As of July 22, 2026, the assets held in the Trust Account, amounting to $325,000,000, were held in cash.

B&R TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

JULY 22, 2026

Note 2 - Significant Accounting Policies (cont.)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation coverage limit of $250,000. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations, and cash flows.

Use of Estimates

The preparation of the financial statement in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.

Making estimates requires management to exercise significant judgement. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Offering Costs

The Company complies with the requirements of the FASB ASC Topic 340-10-S99, “Other Assets and Deferred Costs – SEC Materials,” and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering.” Offering costs consist principally of professional and registration fees that are related to the Initial Public Offering. Upon completion of the Initial Public Offering on July 22, 2026, offering costs are allocated to the separable financial instruments issued in the Initial Public Offering based on a relative fair value basis, compared to total proceeds received. Offering costs allocated to the Public Shares subject to possible redemption were charged to temporary equity, and offering costs allocated to the warrants included in the Units and Private Placement Units were charged to shareholders’ deficit as the warrants, after management’s evaluation, were accounted for under equity treatment.

Income Taxes

The Company accounts for income taxes under FASB ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of July 22, 2026, there were no unrecognized tax benefits and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

B&R TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

JULY 22, 2026

Note 2 - Significant Accounting Policies (cont.)

The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company’s tax provision was zero for the period presented.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet, primarily due to its short-term nature.

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with FASB ASC Topic 815, “Derivatives and Hedging”. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statement of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date. The underwriter’s over-allotment option is deemed to be a freestanding financial instrument indexed to the contingently redeemable shares and were accounted for as a liability pursuant to FASB ASC Topic 480, “Distinguishing Liabilities from Equity,” since the underwriter did not exercise their over-allotment option at the closing of the Initial Public Offering. As of July 22, 2026, there is an over-allotment option liability of $295,100 recognized in the Company’s balance sheet.

Warrant Instruments

The Company accounts for the Public and Private Warrants issued in connection with the Initial Public Offering and the private placement in accordance with the guidance contained in FASB ASC Topic 815. Accordingly, the Company evaluated and classified the warrant instruments under equity treatment at their assigned value. As of July 22, 2026, there are 10,833,333 Public Warrants and 229,166 Private Placement Warrants issued and outstanding.

Share-Based Compensation

The Company accounts for share awards in accordance with FASB ASC Topic 718, “Compensation—Stock Compensation,” which requires that all equity awards be accounted for at their “fair value.” Fair value is measured on the grant date and is equal to the underlying value of the share. Costs equal to these fair values are recognized ratably over the requisite service period based on the number of awards that are expected to vest, in the period of grant for awards that vest immediately and have no future service condition, or in the period the awards vest immediately after meeting a performance condition becomes probable (i.e., the occurrence of a Business Combination). For awards that vest over time, cumulative adjustments in later periods are recorded to the extent actual forfeitures differ from the Company’s initial estimates; previously recognized compensation cost is reversed if the service or performance conditions are not satisfied and the award is forfeited.

B&R TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

JULY 22, 2026

Note 2 - Significant Accounting Policies (cont.)

Class A Ordinary Shares Subject to Possible Redemption

The Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s Initial Business Combination. In accordance with FASB ASC Topic 480-10-S99, the Company classifies Public Shares subject to possible redemption outside of permanent equity as the redemption provisions are not solely within the control of the Company. The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption value. The change in the carrying value of redeemable shares will result in charges against additional paid-in capital (to the extent available) and accumulated deficit. Accordingly, as of July 22, 2026, Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheet. As of July 22, 2026, the Class A ordinary shares subject to possible redemption reflected in the balance sheet are reconciled in the following table:

Gross proceeds	$325,000,000
ess:
Proceeds allocated to Public Warrants	(4,030,000)
Proceeds allocated to over-allotment option	(295,100)
Public Shares issuance costs	(18,245,423)
Plus:
Remeasurement of carrying value to redemption value	22,570,523

Class A ordinary shares subject to possible redemption, July 22, 2026	$325,000,000

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

Note 3 - Initial Public Offering

Pursuant to the Initial Public Offering on July 22, 2026, the Company sold 32,500,000 Units at a price of $10.00 per Unit, generating gross proceeds of $325,000,0000. Each Unit consists of one Public Share and one-third of one Public Warrant. Each Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustments (see Note 7).

B&R TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

JULY 22, 2026

Note 4 - Private Placement

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased 687,500 Private Placement Units at a price of $10.00 per Private Placement Unit, generating gross proceeds of $6,875,000. Each Private Placement Unit consists of one Class A ordinary share and one-third of one Private Placement Warrant. Each Private Placement Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustments. Each Private Warrant will become exercisable 30 days after the completion of the Initial Business Combination and will not expire except upon liquidation. If the Initial Business Combination is not completed within the Combination Period, the proceeds from the sale of the Private Placement Units held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law).

Note 5 - Related Party Transactions

Founder Shares

On December 29, 2025, the Company issued an aggregate of 11,500,000 Class B ordinary shares, $0.0001 par value (the “Founder Shares”), for a purchase price of $25,000 (approximately $0.002 per share), to the Sponsor which is deemed as subscription receivable as of December 31, 2025. On March 17, 2026, the Company received $25,000 from the Sponsor in settlement of the subscription receivable. In connection with share recapitalization, on July 1, 2026, the Company effected a 1-for-1.08333330435 share split of its Class B ordinary shares in the form of a share dividend. All share and per share amounts were retrospectively presented.

In April, May, and June 2026, the Sponsor awarded an aggregate of 820,000 membership interests in the Sponsor, equivalent to 1,021,584 Founder Shares, to the independent directors and officers of the Company and 40,000 membership interests in the Sponsor, equivalent to 49,832 Founder Shares, to advisors on the Company’s advisory board. The awarded membership interests in the Sponsor equivalent to Founder Shares shall vest entirely on the date of closing of the Initial Business Combination. Under FASB ASC Topic 718, stock-based compensation associated with equity-classified awards is measured at fair value on the grant date. The membership interests in the Sponsor equivalent to Founder Shares to the independent directors and officers have an aggregate fair value of $3,684,806, or $3.61 per share. The membership interests in the Sponsor equivalent to Founder Shares to the advisors have an aggregate fair value of $179,742, or $3.61 per share. The Company established the fair value using Monte Carlo Simulation Model prepared by a third-party valuation firm, and classified as Level 3 at the measurement date due to the use of unobservable inputs including the probability of an Initial Business Combination, the probability of the Initial Public Offering, and other variables, which takes into consideration the following market assumptions; (i) stock price of $9.83, (ii) risk-free rate of 3.65%, and (ii) implied market adjustment of 36.90%. The membership interests in the Sponsor were transferred subject to a vesting condition (i.e., the occurrence of an Initial Business Combination). The Company will recognize share-based compensation expense of $3,684,806 and $179,742 at the date an Initial Business Combination is considered probable (i.e., upon consummation of an Initial Business Combination). As of July 22, 2026, the Company determined that the Initial Business Combination is not considered probable and therefore no share-based compensation expense was recognized.

B&R TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

JULY 22, 2026

Note 5 - Related Party Transactions (cont.)

As used herein, unless the context otherwise requires, “Founder Shares” shall be deemed to include the Class A ordinary shares issuable upon conversion thereof. The Founder Shares are identical to the Class A ordinary shares included in the Units being sold in the Initial Public Offering except that (i) the Founder Shares automatically convert into Class A ordinary shares at the time of the Initial Business Combination (with such conversion taking place immediately prior to, simultaneously with, or immediately following the time of the Initial Business Combination, as may be determined by the directors of the Company) or earlier at the option of the holder and are subject to certain transfer restrictions, as described in more detail below; (ii) only holders of the Founder Shares have the right to vote on the appointment and removal of directors prior to the consummation of the Initial Business Combination; and (iii) the Founder Shares are subject to certain transfer restrictions and registration rights, as described in more detail below. The Sponsor has agreed to forfeit up to an aggregate of 1,625,000 Founder Shares to the extent that the over-allotment option is not exercised in full by the underwriter so that the Founder Shares will represent approximately 25% of the Company’s issued and outstanding shares after the Initial Public Offering. The Sponsor will not be entitled to redemption rights with respect to any Founder Shares and any Public Shares held by the Sponsor in connection with the completion of the Initial Business Combination. If the Initial Business Combination is not completed within the Combination Period, the Sponsor will not be entitled to rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by it.

The Sponsor has agreed not to transfer, assign or sell any of its Founder Shares until the earlier to occur of (A) six months after the completion of the Initial Business Combination or (B) subsequent to the Initial Business Combination. the date on which the Company consummates a transaction which results in the shareholder having the right to exchange its shares for cash, securities, or other property subject to certain limited exceptions.

Promissory Note - Related Party

On December 29, 2025, the Company and the Sponsor entered into a loan agreement, whereby the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). This loan is non-interest bearing and payable on the earlier of December 31, 2026, or the date on which the Company consummates the Initial Public Offering. As of July 22, 2026, the Company had $1,798 outstanding borrowings under the Note. Subsequently on July 24, 2026, the Company fully paid the outstanding balance of the Note. Borrowing against the Note is no longer available.

Administrative Services and Indemnification Agreement

The Company entered into an agreement with the Sponsor, Authentic Holdings, LLC (“Authentic”), a member of the Sponsor, and Jess Enterprises Inc., the affiliate of the Sponsor (the “Service Provider”), commencing on July 20, 2026, the date that the Company’s securities were first listed with Nasdaq, through the earlier of the Company’s consummation of an Initial Business Combination and its liquidation, to pay the Service Provider in an amount equal to $20,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the Initial Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees. As of July 22, 2026, an amount of $2,000 has been accrued for these services in the Company’s balance sheet.

B&R TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

JULY 22, 2026

Note 5 - Related Party Transactions (cont.)

To the fullest extent permitted by applicable law, the Company agrees to defend, indemnify, hold harmless and exonerate (including the advancement of expenses to the fullest extent permitted by applicable law) the Sponsor, Authentic, and their respective directors, officers, employees, principals, managers, partners, members, shareholders, equityholders, control persons, affiliates, agents, advisors, consultants and representatives (each, a “Sponsor Indemnitee”) from any and all costs, fees, expenses, judgments, liabilities, fines, penalties, reasonable attorneys’ fees and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such costs, fees, expenses, judgments, liabilities, fines, penalties and amounts paid in settlement) actually, and reasonably, incurred by a Sponsor Indemnitee or on a Sponsor Indemnitee’s behalf in connection with any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, hearing or any other actual, threatened or completed proceeding instituted by the Company or any third party, whether civil, criminal, administrative or investigative in nature, arising out of or relating to the initial public offering of the Company’s securities or the Company’s operation or conduct of the Company’s business (including the Company’s Business Combination), in respect of any investment opportunities sourced by the Sponsor, member of the Sponsor, and their respective affiliates for the Company or and/or any claim against a Sponsor Indemnitee alleging any expressed or implied management or endorsement by such parties of any of the Company’s activities or any express or implied association between such parties and the Company or any of its affiliates (in each case to the extent that such indemnification, hold harmless and exoneration obligations with respect to such matters are not expressly covered by a separate written agreement between the Company and the applicable Sponsor Indemnitee); provided, that in no event shall a Sponsor Indemnitee be entitled to be indemnified or held harmless hereunder in respect of any costs, fees, expenses, judgments, liabilities, fines, penalties and amounts paid in settlement (if any) that a Sponsor Indemnitee may incur by reason of such person’s own actual fraud or intentional misconduct; provided, further, that, for the avoidance of doubt, under no circumstance shall a Sponsor Indemnitee have a claim to any monies or assets held in the Trust Account, and the Company shall not be permitted to procure monies or assets held in the Trust Account for the satisfaction of its obligations to any Sponsor Indemnitee in respect of the indemnification provided hereunder. The Sponsor Indemnitees shall be third party beneficiaries of this paragraph. Notwithstanding anything to the contrary herein, the provisions of this paragraph shall survive the Company’s consummation of a Business Combination.

Working Capital Loans

In addition, in order to finance transaction costs in connection with its Initial Business Combination, the Sponsor or an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes its Initial Business Combination, the Company would repay the Working Capital Loans. In the event that the Initial Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. If the Sponsor makes any Working Capital Loans, up to $1,500,000 of such loans may be convertible into units of the post business combination entity at a price of $10.00 per unit at the option of the lender. The units and their underlying securities would be identical to the Private Placement Units. As of July 22, 2026, the Company had no borrowings under the Working Capital Loans.

Note 6 - Commitments and Contingencies

Risks and Uncertainties

The Company’s ability to complete an Initial Business Combination may be adversely affected by various factors, many of which are beyond the Company’s control. The Company’s ability to consummate an Initial Business Combination could be impacted by, among other things, changes in laws or regulations, downturns in the financial markets or in economic conditions, inflation, fluctuations in interest rates, increases in tariffs, supply chain disruptions, declines in consumer confidence and spending, public health considerations, and geopolitical instability, such as the military conflicts in Ukraine and the Middle East. The Company cannot at this time predict the likelihood of one or more of the above events, their duration or magnitude or the extent to which they may negatively impact the Company’s ability to complete an Initial Business Combination.

B&R TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

JULY 22, 2026

Note 6 - Commitments and Contingencies (cont.)

Registration Rights

The holders of Founder Shares, Private Placement Units (and their underlying securities) and Units that may be issued upon conversion of Working Capital Loans (and their underlying securities), if any, and any Class A ordinary shares issuable upon conversion of the Founder Shares and any Class A ordinary shares held by the initial shareholders at the completion of the Initial Public Offering or acquired prior to or in connection with the Initial Business Combination, were entitled to registration rights pursuant to a registration rights agreement signed on July 20, 2026, the effective date of the registration statement for the Initial Public Offering. These holders will be entitled to make up to three demands and have “piggyback” registration rights. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriter’s Agreement

The underwriter was granted a 45-day option from the date of the Initial Public Offering to purchase up to an additional 4,875,000 Units to cover over-allotments, if any.

The underwriter was paid a cash underwriting discount of $0.15 per Unit, or $4,875,000 in the aggregate, following the closing of the Initial Public Offering. Additionally, the underwriter is entitled to a deferred underwriting discount of $0.05 per Unit, or $1,625,000 in the aggregate, and $0.35 per Unit, or $11,375,000 in the aggregate, for a total of $13,000,000, was placed in the Trust Account and will be payable to the underwriter upon the consummation of the Initial Business Combination.

Note 7 - Shareholders’ Deficit

Preference Shares - The Company is authorized to issue 5,000,000 preference shares with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of July 22, 2026, there were no preference shares issued or outstanding.

Class A Ordinary Shares - The Company is authorized to issue a total of 500,000,000 Class A ordinary shares at par value of $0.0001 per share. As of July 22, 2026, there were 687,500 Class A ordinary shares issued and outstanding, excluding the 32,500,000 shares subject to possible redemption.

Class B Ordinary Shares - The Company is authorized to issue a total of 50,000,000 Class B ordinary shares at par value of $0.0001 per share. As of July 22, 2026, there were 12,458,333 Class B ordinary shares issued and outstanding. The Founder shares include an aggregate of up to 1,625,000 shares subject to forfeiture if the over-allotment option is not exercised by the underwriter in full.

Warrants - As of July 22, 2026, there were 10,833,333 Public Warrants and 229,166 Private Warrants issued and outstanding. Each whole warrant entitles the holder thereof to purchase one whole Class A ordinary share at a price of $11.50 per share, subject to adjustment as described herein, at any time commencing 30 days after the completion of the Initial Business Combination, provided that the Company has an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their warrants on a “cashless basis” under the circumstances specified in the warrant agreement) and such shares are registered, qualified or exempt

B&R TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

JULY 22, 2026

Note 7 - Shareholders’ Deficit (cont.)

from registration under the securities, or blue sky, laws of the state of residence of the holder. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of Class A ordinary shares. This means that only a whole warrant may be exercised at any given time by a warrant holder. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. The warrants will expire five years after the completion of the Initial Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

The Company is not registering Public Shares issuable upon exercise of the warrants at this time. However, the Company has agreed that as soon as practicable, but in no event later than fifteen (15) business days after the closing of the Initial Business Combination, the Company will use its commercially best efforts to file with the SEC a post-effective amendment to the registration statement or a new registration statement registering, under the Securities Act, the issuance of the Public Shares issuable upon exercise of the warrants. The Company will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the warrants in accordance with the provisions of the applicable warrant agreement. Notwithstanding the above, if the Public Shares are at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, it will not be required to file or maintain in effect a registration statement, but the Company will be required to use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Redemption of warrants for cash when the price per Class A ordinary shares equals or exceeds $18.00. Beginning 30 days after completion of the Initial Business Combination, the Company may redeem the outstanding Public Warrants for cash:

•	In whole and not in part;

•	At a price of $0.01 per warrant;

•	Upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”); and

•

if, and only if, the last sale price of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for share subdivisions, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrantholders. The Company will not redeem the warrants as described above unless a registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants is effective and a current prospectus relating to those Class A ordinary shares is available throughout such 30 trading day period and the 30-day redemption period.

The Private Warrants contained in the Private Placement Units will be non-redeemable. The Private Warrants may also be exercised for cash or on a “cashless basis.” The Private Warrants will not expire except upon liquidation.

Note 8 - Fair Value Measurements

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability in an orderly transaction between market participants at the measurement date. US GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

•	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

B&R TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

JULY 22, 2026

Note 8 - Fair Value Measurements (cont.)

•

Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•

Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

The over-allotment option was accounted for as a liability in accordance with FASB ASC Topic 480 and was presented within liabilities on the balance sheet. The over-allotment option liability is measured at fair value at inception and on a recurring basis, with changes in fair value presented within changes in fair value of over-allotment option liability in the statement of operations.

The Company used a Black-Scholes model to value the over-allotment option. The over-allotment option liability was classified within Level 3 of the fair value hierarchy at the measurement dates due to the use of unobservable inputs inherent in pricing models are assumptions related to expected share-price volatility, expected life and risk-free interest rate. The Company estimates the volatility of its ordinary shares based on historical volatility that matches the expected remaining life of the option. The risk-free interest rate is based on the U.S. Treasury zero-coupon yield curve on the grant date for a maturity similar to the expected remaining life of the option. The expected life of the option is assumed to be equivalent to their remaining contractual term.

The key inputs into the Black-Scholes model were as follows at initial measurement of the over-allotment option:

July 22, 2026
Volatility	2.29%
Expected term (years)	0.12
Daily treasury yield curve	3.82%
Exercise price	$10.00

As of July 22, 2026, the fair value of the Public Warrants is $4,030,000 or $0.37 per Public Warrant. The fair value of Public Warrants was determined using Monte Carlo Simulation Model. The Public Warrants have been classified within shareholders’ deficit and will not require remeasurement after issuance. The following table presents the quantitative information regarding market assumptions used in the Level 3 valuation of the Public Warrants:

July 22, 2026
Underlying stock price	$9.84
Exercise price	$11.50
Volatility	5.00%
Remaining term (years)	7.00
Risk-free rate (continuous)	4.43%
Implied market adjustment	25.30%

B&R TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

JULY 22, 2026

Note 9 - Segment Information

FASB ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker (“CODM”), or group, in deciding how to allocate resources and assess performance.

The Company’s CODMs have been identified as the Chief Executive Officer, who review the assets, operating results, and financial metrics for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one reportable segment.

The measure of segment assets is reported on the balance sheet as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation the CODMs review several key metrics, which include the following:

July 22, 2026
Cash	$1,042,771
Cash - restricted	$25,015
Cash held in Trust Account	$325,000,000

The CODM reviews the position of total assets available with the company to assess if the Company has sufficient resources available to discharge its liabilities. The CODM is provided with details of cash and liquid resources available with the Company. The CODM will review the interest that will be earned on cash held in Trust Account to measure and monitor shareholder value and determine the most effective strategy of investment with the Trust Account funds while maintaining compliance with the Trust Agreement.

Note 10 - Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the date that the financial statement was issued. Based upon this review, other than as noted below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.

On July 24, 2026, the Company fully paid the outstanding balance of the Note amounting to $1,798.